Subsequent Event	12 Months Ended
Dec. 31, 2017
Subsequent Event [Abstract]
Subsequent Event

Note 10 – Subsequent Event

Initial Public Offering

On March 22, 2018, the Company completed its initial public offering of 1,550,000 ordinary shares at a public offering price of $4.00 per share, for total gross proceeds of approximately $6.2 million before underwriting discounts and commissions and offering expenses. On March 28, 2018, the Company sold an additional 232,500 ordinary shares for gross proceed of $930,000.

The following transactions are reflected in the Company’s selected financial information on a pro forma and as adjusted basis:

●	Completion of the initial public offering of 1,550,000 shares of its ordinary shares for gross proceeds of $6,200,000, and less costs of $975,788, for net proceeds of $5,224,212;
●	Offering of 232,500 ordinary shares pursuant to the underwriters’ over-allotment option for gross proceeds of $930,000 and less costs of $88,350, for net proceeds of $841,650.
●	Deposit of $600,000 to fund an escrow account established for purposes of indemnifying the underwriters of the initial public offering for a period of 30 months;
●	To net against prepaid IPO costs of $2,404,580 with the Company’s gross proceeds, of which, $2,000,000 are non-cash transactions in relation to the issuance of ordinary shares to service providers for IPO services.

On a pro forma as adjusted basis, selected financial information of the consolidated balance sheet as of December 31, 2017 is as follows:

Selected Consolidated Balance Sheet Data:	As of December 31, 2017	Offering	Pro Forma as Adjusted

Cash	$5,456,778	$5,465,862	$10,922,640
Total current assets	$10,056,660	$3,061,282	$13,117,942
Total assets	$12,914,688	$3,661,282	$16,575,970
Total current liabilities	$469,232	$-	$469,232
Total liabilities	$469,232	$-	$469,232
Total shareholder’s equity	$12,445,456	$3,661,282	$16,106,738